Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22 A

FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

I.	CHECK VERIFICATION

	1.	Customer desires to use, and CSG agrees to provide, CSG’s Check Verification Service in accordance with the terms of this Amendment.

	2.	(a)	Schedule C of the Agreement, entitled “Recurring Services,” is amended by adding the following to the list of Services:

“Check Verification…………………………………………………..…………………Exhibit C-28

		(b)	Additionally, Schedule C entitled “Recurring Services,” of the Agreement is further amended by adding thereto the attached Exhibit C-28.

	3.	Schedule F, Fees, CSG Services, Section III. Payment Procurement, shall be amended to add a new Subsection I. entitled “Check Verification” as follows:

		I.	Check Verification

EXHIBIT 10.22 A

•

Description of Item/Unit of Measure	Frequency	Fee
Service Option 1 (*** ***********) (Note 1)	*******	$******
Service Option 2 (*** ***********) (Note 2)	*******	$******
Setup and Implementation (per market)	*** ****	$*********

Note 1:  Service Option 1 consists of bank routing, account number and negative database verification.

Note 2:  Service Option 2 consists of Service Option 1 and positive database verification.

I.	FUTURE DATED PAYMENT SOLUTION

1.

Customer desires to utilize, and CSG agrees to provide, the services of CSG’s Professional Services Group to design, develop, and implement a solution that will provide disclaimer information to the Customer Account Executive during the ACSR® Future Dated Payment.

	2.	Therefore, Schedule F, Fees, CSG Services, Section III. Payment Procurement, shall be amended to add a new Subsection J. entitled “Future Dated Payment Solution” as follows:

	J.	Future Dated Payment Solution (Note 1)

•

Description of Item/Unit of Measure	Frequency	Fee
Production Support and Maintenance Fee (Note 2) (Note 3)	******	$********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2:  Production Support will commence after the deployment of Future Dated Payment Disclaimer Solution to production.  Production Support is limited to ****** (**) ***** *** ****.  Additional fees will be charged for hours exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3:  The yearly Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing.  CSG will be responsible for resolution of Future Dated Payment Disclaimer Solution defects.  Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the Future Dated Payment Disclaimer Solution required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Michael J. Henderson
Name: Peter Kiriacoulacos	Name: Michael J. Henderson
Title: Executive Vice President & Chief Procurement Officer	Title: EVP Sales & Marketing

EXHIBIT 10.22 A

Date: 5/3/13	Date: 5/21/13

EXHIBIT 10.22 A

EXHIBIT C-28

Check Verification

Check Verification.  CSG’s Check Verification routes Automated Clearing House ("ACH") transactions to CSG’s approved third party Check Verification Provider ("CVP").  Check Verification also receives responses from CVP and provides appropriate dispositions to CSG’s respective payment applications.  For responses to other payment applications, Customer will be responsible for integration and implementation of its front-end applications utilizing CSG’s standard XML protocol for the service.

Responsibilities and Representations:

Customer acknowledges and agrees that the provision of Check Verification services by CSG is contingent upon the following:

Customer Responsibilities:

Customer certifies that it has a legitimate business need for the information provided by CSG and its third party suppliers (“Suppliers”) related to checks and ACH transactions payable to Customer.

Customer further represents, warrants, and certifies that it will:  (i) use the response information solely in accordance with the federal Fair Credit Reporting Act (“FCRA”) and all other applicable federal, state, and local laws, rules and regulations; and (ii) use response information solely for a permissible purpose under section 604(a) of the FCRA, 15 U.S.C. § 1681b(a), and for no other purpose. CSG and its Suppliers reserve the right to decline to provide response information to Customer if, in CSG and its Suppliers’ sole opinion, it/they believe that such information will be used for a purpose other than a permissible purpose under Section 604(a) of the FCRA, 15 U.S.C. §1681b(a), or in violation of the terms of this Amendment.

Customer acknowledges that it has received and read the notice information prepared by the Federal Trade Commission that is located at http://www.ftc.gov/os/2004/11/041119factaapph.pdf describing obligations under law when using customer information. Customer acknowledges that verification services will apply to transactions originating solely within the United States and in U.S. currency.

Customer agrees that CSG and its Suppliers verification information will not be used for employment purposes, for the extension of credit, for insurance purposes or for any purpose which is prohibited by the Fair Credit Reporting Act (Public Law 91-508), or any other law presently governing such information supplied by CSG and its Suppliers or any law which subsequently shall govern said information. Customer further agrees that the information furnished by CSG and its Suppliers will be used only for the exclusive use of the Customer and will not be made available to any third parties.

Indemnification.

CSG and its Suppliers do not guarantee the accuracy or completeness of the information supplied to Customer in connection with the verification services.  Customer agrees that there will be no payment to Customer by CSG or its Suppliers for any loss from check transactions processed through the verification service. Customer assumes all risk that checks accepted by it may be dishonored. Customer shall indemnify and hold CSG and its Suppliers harmless against any and all claims, actions, losses, and expenses, including attorney’s fees and court costs, relating to any disputes or controversies with Customer's clients, customers or check writers related to or arising out of the verification services provided by CSG and its Suppliers under the terms of this Amendment, except to the extent such claims, actions, losses, and expenses arise from CSG’s gross negligence or willful misconduct.  Customer also hereby agrees to indemnify CSG and its Suppliers, or any of their respective employees from any liabilities arising out of Customer’s use of any information obtained through the check verification process in violation of the FCRA, any other applicable law, rule or regulation. Under no circumstances shall CSG or its Suppliers be liable for special, consequential or exemplary damages including, without limitation, lost profits or revenues.

Severability.

In the event any provision of this Exhibit C-28 is held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and/or the remaining provisions of this Exhibit C-28 shall not be affected thereby; provided that with respect to any material provision declared non-enforceable or invalid, the parties shall negotiate in good faith to define a legally enforceable provision which most closely approximates the original intent of the provision declared unenforceable or invalid.

EXHIBIT 10.22 A

No Warranty.

CSG AND ITS SUPPLIERS MAKE, AND CUSTOMER RECEIVES, NO WARRANTY, EXPRESSED OR IMPLIED, AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  NEITHER PARTY SHALL HAVE LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS EXHIBIT C-28 FOR CONSEQUENTIAL, SPECIAL, DIRECT, EXEMPLARY, OR INCIDENTAL DAMAGES TO THE OTHER PARTY, THEIR SUPPLIERS, MERCHANTS OR THIRD PARTIES DEALING WITH THE OTHER PARTY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

In no event will any terms, conditions or fees set forth in this Exhibit C-28 apply to Customer’s performance under the Agreement other than with respect to CSG’s provision and Customer’s use of CSG’s Check Verification Services.  Except as provided in this Exhibit C-28, all other terms of the Agreement which are not in conflict with this Exhibit C-28 for the use of CSG’s Check Verification shall be given full force and effect.  In the event of a conflict between the terms of the Agreement and the terms of this Exhibit C-28, the terms of this Exhibit C-28 shall control and take precedence with respect to CSG’s provision and Customer’s use of CSG’s Check Verification.